                                                                       Exhibit 4



                            Specimen of Securities

NUMBER                                          SHARES
[         ]                                     [         ]

                                UAM FUNDS, INC.
                            TS&W BALANCED PORTFOLIO
                           INSTITUTIONAL CLASS SHARES

                             TOTAL AUTHORIZED ISSUE
                    25,000,000 SHARES PAR VALUE ($.001) EACH


                                    CUSIP #:

THIS CERTIFIES THAT                                UAM FUNDS, INC.
                                                      [SEAL]
                                                   1988 MARYLAND
                                                 INCORPORATED UNDER
                                                   THE LAWS OF THE
                                                  STATE OF MARYLAND

IS THE OWNER OF

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE ABOVE CORPORATION TRANSFERABLE ONLY ON THE BOOKS OF THE CORPORATION BY THE HOLDER HEREOF IN PERSON OR BY DULY AUTHORIZED ATTORNEY UPON SURRENDER OF THIS CERTIFICATE PROPERLY ENDORSED.

          THIS CERTIFICATE IS NOT VALID UNTIL COUNTERSIGNED BY THE SUB-TRANSFER AGENT. WITNESS, THE SEAL OF THE CORPORATION AND THE SIGNATURES OF ITS DULY AUTHORIZED OFFICERS.

DATED:                                             COUNTERSIGNED AND REGISTERED
                                                   THE CHASE MANHATTAN BANK
                                                   SUB-TRANSFER AGENT

PRESIDENT           TREASURER                      BY
                                                   AUTHORIZED SIGNATURE

                                UAM FUNDS, INC.

     THE FUND WILL FURNISH WITHOUT CHARGE EACH SHAREHOLDER UPON REQUEST A FULL STATEMENT OF THE DESIGNATIONS AND ANY PREFERENCES, CONVERSION AND OTHER RIGHTS, VOTING POWERS, RESTRICTIONS, LIMITATIONS AS TO DIVIDENDS, QUALIFICATIONS, AND TERMS AND CONDITIONS OF REDEMPTION OF THE STOCK OF EACH CLASS WHICH THE FUND IS AUTHORIZED TO ISSUE. SUCH REQUEST MAY BE MADE TO THE SUB-TRANSFER AGENT OF THE FUND AT ITS OFFICE IN BOSTON, MASSACHUSETTS.

          THE FOLLOWING ABBREVIATIONS, WHEN USED IN THE INSCRIPTION ON THE FACE OF THIS CERTIFICATE, SHALL BE CONSTRUED AS THOUGH THEY WERE WRITTEN OUT IN FULL ACCORDING TO APPLICABLE LAWS OR REGULATIONS.

TEN  COM - as tenants in common     UNIF GIFT MIN ACT   __________        Custodian__________
                                                          (Cust)                     (Minor)

TEN  ENT - as tenants by the entireties                     under Uniform Gift to Minor Act

JT  TEN - as joint tenants with right of survivorship and not as tenants in common    ______________
                                                                                           (State)

Additional abbreviations may also be used though not in the above list.

FOR VALUE RECEIVED ____________ HEREBY SELL ASSIGN AND TRANSFER UNTO

PLEASE INSERT SOCIAL SECURITY OR OTHER
IDENTIFYING NUMBER OF ASSIGNEE

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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE

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SHARES REPRESENTED BY THE WITHIN CERTIFICATE, AND DO HEREBY IRREVOCABLY CONSTITUTE AND APPOINT

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ATTORNEY TO TRANSFER THE SAID SHARES ON THE BOOKS OF THE WITHIN NAMED CORPORATION WITH FULL POWER OF SUBSTITUTION IN THE PREMISES.

DATED ________________ 19___

SIGNATURE GUARANTEED

                                          ______________________________________

_________________________________________
(SIGNATURE OF SELLER MUST BE GUARANTEED)